                                                                   EXHIBIT 10.40

                          AGREEMENT OF AMENDMENT NO. 4


         THIS AGREEMENT OF AMENDMENT NO. 4 (this "Amendment") is made as of the 28th day of December, 2000, among GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS ("GE Capital"), GMAC COMMERCIAL MORTGAGE CORPORATION ("GMAC CMC"), and ALADDIN GAMING, LLC ("Aladdin Gaming").

         GE Capital and Aladdin Gaming have heretofore executed that certain Facilities Agreement dated as of June 26, 1998, as amended (the "Facilities Agreement"), and pursuant thereto that certain Master Lease Agreement dated as of June 26, 1998, as amended (the "Lease Agreement"; and together with the Facilities Agreement being sometimes hereinafter collectively referred to as the "Agreements"). Capitalized terms used herein without definition shall have the meaning given them in the Agreements.

         GE Capital has heretofore assigned to GMAC CMC certain of its right, title, interest and obligations pursuant to the Agreements.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties agree as follows:

         SECTION 1. CONSENT TO AMENDMENTS AND CONFIRMATION.

                  Section 1.1. GE Capital and GMAC CMC hereby consent to the amendments of the Senior Credit Agreement specified in Article II of that certain Fifth Amendment to Senior Credit Agreement dated as of December 29, 2000 (the "Fifth Amendment"), by and among Aladdin Gaming, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia, as Administrative Agent for the Lenders (the "Administrative Agent"), Merrill Lynch Capital Corporation, as Syndication Agent for the Lenders, and CIBC Oppenheimer Corp., as Documentation Agent for the Lenders.

         SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall be and become effective on the date (the "Effective Date") on which each of the following conditions precedent shall have been satisfied.

                  Section 2.1. EXECUTION OF DOCUMENTS. GE Capital and GMAC CMC shall have received counterparts of (i) this Amendment executed by Authorized Representatives of Aladdin Gaming, the Administrative Agent, GE Capital and GMAC CMC; (ii) the Fifth Amendment executed by Authorized Representatives of the parties thereto; (iii) delivery of such other items required by GE Capital and GMAC CMC.

                  Section 2.2. INCUMBENCY, ETC. GE Capital and GMAC CMC shall have received a certificate, dated as of the date of this Amendment, of an Authorized Representative of

                  (i) Aladdin Gaming certifying:

                           (x) as to the incumbency and signatures of the Person
                  or Persons
                  authorized to execute and deliver this Amendment and any instruments or agreements required hereunder,

                           (y) as to an attached copy of one or more resolutions
                  or other authorizations of the manager of Aladdin Gaming certified by the Authorized Representative of such manager as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment and any instruments or agreements required hereunder, and

                           (z) that the Organizational Documents of Aladdin
                  Gaming have not been modified other than by the letter agreement dated December 10, 1999, a true, correct and complete copy of which shall have been delivered to GE Capital and GMAC CMC, upon which certificates the Financing Parties may conclusively rely until they shall have received a further certificate of an Authorized Representative of Aladdin Gaming canceling or amending such prior certificate.

                  Section 2.3. FEES. All reasonable fees and costs and expenses of Ober, Kaler, Grimes & Shriver and other professionals employed by the Financing Parties and all other reasonable expenses of the Financing Parties in connection with the negotiation, execution and delivery of this Amendment and the transactions contemplated herein shall have been paid in full.

                  Section 2.4. SATISFACTORY LEGAL FORM. Each Financing Party and its counsel shall have received all information, approvals, opinions, documents or instruments as each Financing Party or its counsel may have reasonably requested, and all documents executed or submitted pursuant hereto by or on behalf of Aladdin Gaming shall be satisfactory in form and substance to each Financing Party and its counsel.

                  Section 2.5. DEFAULT. After giving effect to this Amendment and the Fourth Amendment the following statements shall be true and correct: (i) to the best knowledge of Aladdin Gaming, no act or condition exists which, with the giving of notice or passage of time would constitute a "DEFAULT" or "EVENT OF DEFAULT" (as defined in the Senior Credit Agreement, the Discount Note Indenture, or in the Agreements) has occurred and is continuing as of the date hereof, and (ii) no material adverse change in (A) the financial condition, business, property, prospects or ability of Aladdin Gaming to perform in all material respects its obligations under any Operative Document, or (B) the financial condition, business, property, prospects and ability of the Design/Builder, Fluor or the Contractors to perform in all material respects their respective obligations under any Operative Document to which it is a party has occurred since the Closing Date.

                  Section 2.6. CONSENTS AND APPROVALS. All approvals and consents required to be taken, given or obtained, as the case may be, by or from any Governmental Instrumentality or another Person, or by or from any trustee (including, without limitation, the Financing Parties and the Administrative Agent for itself and on behalf of the Lenders and the Discount Note Indenture Trustee) or holder of any indebtedness or obligation of Aladdin Gaming, that are necessary or, in the reasonable opinion of GE Capital and GMAC CMC, advisable in connection with the execution, delivery and performance of this Amendment by all parties hereto, shall have been taken, given or obtained, as the case may be, shall be in full force and effect and the time for appeal with respect to any thereof shall have expired (or, if an appeal shall have been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be in form and substance satisfactory to GE Capital and GMAC CMC.

                  Section 2.7. DELIVERY OF AMENDMENT. Aladdin Gaming shall have delivered this Amendment to all Persons entitled under the Operative Documents to receive delivery hereof.

                  Section 2.8. OPINIONS. GE Capital and GMAC CMC shall have received such opinions of counsel as it deems necessary, dated as of the date of this Amendment and addressed to the Financing Parties, which shall be in form and substance satisfactory to the Financing Parties.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce each Financing Party to enter into this Amendment, Aladdin Gaming hereby reaffirms, as of the Effective Date, its representations and warranties contained in
Section 8 of the Facilities Agreement and additionally represents and warrants unto each Financing Party as set forth in this Section 3.

                  Section 3.1. MATTERS PERTAINING TO THE FACILITIES AGREEMENT.

                  (a) After giving effect to this Amendment and the Fourth Amendment and the performance by Aladdin Gaming of its obligation to keep the Main Project Budget In Balance, no "DEFAULT" or "EVENT OF DEFAULT" exists under the Senior Credit Agreement or the Agreements (without giving effect to the Intercreditor Agreement) or the Discount Note Indenture.

                  Section 3.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by Aladdin Gaming of this Amendment and each other document executed or to be executed by it in connection with this Amendment are within Aladdin Gaming's powers, have been duly authorized by all necessary action, and do not:

                  (a) contravene Aladdin Gaming's Organizational Documents;

                  (b) contravene any contractual restriction binding on or affecting any of the Aladdin Parties and/or the London Clubs Parties;

                  (c) contravene any court decree or order or Legal Requirement binding on or affecting any of the Aladdin Parties and/or the London Clubs Parties; or

                  (d) result in, or require the creation or imposition of, any Lien on any property of Aladdin Gaming except as expressly permitted by the Operative Documents,

and the Financing Parties may conclusively rely on such representations and warranties.

                  Section 3.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by Aladdin Gaming or any other Person of this Amendment or any other document to be executed by it in connection with this Amendment.

                  Section 3.4. VALIDITY, ETC. This Amendment constitutes, and each other document executed by Aladdin Gaming in connection with this Amendment, on the due execution and delivery thereof, will constitute, the legal, valid and binding obligations of Aladdin Gaming enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights generally and by general principles of equity.

                  Section 3.5. LIMITATION. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement and each other Operative Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Agreements, any Operative Document, or other Instrument referred to therein or herein, or of any transaction or further or future action on the part of Aladdin Gaming or any other Person which would require the consent of the Financing Parties, the Administrative Agent, the Lenders, GECC or the Discount Note Indenture Trustee.

                  Section 3.6. OFFSETS AND DEFENSES. Aladdin Gaming has no offsets or defenses to its obligations under the Operative Documents or the documents evidencing and securing the FF&E Financing and no claims or counterclaims against any of the Financing Parties, the Administrative Agent, the Lenders or the Construction Consultant.

         SECTION 4. MISCELLANEOUS.

                  Section 4.1. RATIFICATION OF AND REFERENCES TO THE AGREEMENT. This Amendment shall be deemed to be an amendment to the Agreements, and the Agreements, as amended by this Amendment, shall continue in full force and effect and are hereby ratified, approved and confirmed in each and every respect. All references to the Agreements in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Agreements, as amended by this Amendment.

                  Section 4.2. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

                  Section 4.3. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

                  Section 4.4. CROSS-REFERENCES. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

                  Section 4.5. OPERATIVE DOCUMENT. This Amendment is an Operative Document executed pursuant to the Facilities Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Facilities Agreement.

                  Section 4.6. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  Section 4.7. COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

                  Section 4.8. RESERVATION OF RIGHTS. Aladdin Gaming agrees that neither this Amendment nor the making of any Funding and GE Capital and GMAC CMC's consent thereto either before or after the date hereof shall constitute
(w) an approval of all or any portion of any request for Funding, (x) a waiver or forbearance by GE Capital and GMAC CMC under any of the Operative Documents,
(y) the acceptance by GE Capital and GMAC CMC of any course of conduct by Aladdin Gaming, the Completion Guarantors or any other Person, or (z) an agreement by GE Capital and GMAC CMC to amend any of the Operative Documents or waive any of the provisions thereof without a corresponding amendment of the Senior Credit Agreement or waiver from the Administrative Agent on behalf of the Lenders, as the case may be. Aladdin Gaming further agrees that GE Capital and GMAC CMC reserve all rights, remedies and options under the Operative Documents to require Aladdin Gaming to satisfy in all respects the conditions relating to each Funding and perform all of its obligations under the Operative Documents which are then due and owing or are susceptible of performance, as the case may be.

         IN WITNESS WHEREOF, this Agreement of Amendment No. 4 has been duly executed as of the date first above written.

ALADDIN GAMING, LLC                           GENERAL ELECTRIC CAPITAL
                                              CORPORATION, FOR ITSELF AND AS
                                              AGENT FOR CERTAIN PARTICIPANTS

By:                                           By:
   -------------------------------               -------------------------------
Name:  Thomas A. Lettero                      Name:   Timothy S. Shanahan
Title: Senior Vice President                  Title:  Vice President
       and Chief Financial Officer

                                              GMAC COMMERCIAL MORTGAGE
                                              CORPORATION


                                              By:
                                              Name:  John E. Hopkins
                                              Title: Vice President


PURSUANT TO SECTION 5.1(c) OF THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF JUNE 30, 1998, BY AND AMONG THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS, AND ALADDIN GAMING, LLC, THE UNDERSIGNED CONSENTS TO THE EXECUTION OF THE FOREGOING AMENDMENT BY ALADDIN GAMING, LLC.

                                              THE  BANK OF NOVA SCOTIA,
                                              as Administrative Agent


                                              By:
                                                 -------------------------------
                                              Name:  Alan Pendergast
                                              Title: Managing Director